                                                                     Exhibit h.1

                   NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND

                              FUNDPREFERRED SHARES

                              [ ] SHARES, SERIES T
                    LIQUIDATION PREFERENCE $25,000 PER SHARE



                         FORM OF UNDERWRITING AGREEMENT



                                                              New York, New York
                                                                       [ ], 2007

Citigroup Global Markets Inc.
A.G. Edwards & Sons, Inc.
Nuveen Investments, LLC

As Representatives of the several Underwriters listed on Schedule I hereto

c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013


Ladies and Gentlemen:

                  The undersigned, Nuveen Tax-Advantaged Dividend Growth Fund, a Massachusetts business trust (the "Fund"), Nuveen Asset Management, a Delaware corporation ("NAM"), Santa Barbara Asset Management, LLC, a Delaware limited liability company ("Santa Barbara") and NWQ Investment Management Company, LLC, a Delaware limited liability company ("NWQ" and together with Santa Barbara, the "Subadvisers" and the Subadvisers together with NAM, the "Advisers" or "Adviser"), address you as underwriters and as the representatives (the "Representatives") of each of the several underwriters named in Schedule I hereto (the "Underwriters"). The Fund proposes to sell to the Underwriters [ ] shares of FundPreferred Shares, Series T, par value $0.01 per share, with a liquidation preference of $25,000 per share (the shares of FundPreferred Shares to be sold hereby are referred to herein, as the "Securities"). The Securities will be authorized by, and subject to the terms and conditions of, the Fund's Declaration of Trust, as amended (the "Declaration of Trust") and the Statement Establishing and Fixing the Rights and Preferences of FundPreferred Shares (the "Statement") in substantially the forms filed as exhibits or otherwise included in the Registration Statement referred to in Section 1 of this Underwriting Agreement (the "Agreement"). Unless otherwise stated, the term "you" as used herein means Citigroup Global Markets Inc. individually on its own behalf and on behalf of the other Representatives. Certain terms used herein are defined in
Section 21 hereof.


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                                                                               2


                  The Fund and the Advisers wish to confirm as follows their agreements with the Representatives and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Securities by the Underwriters.

                  The Fund has entered into an Investment Management Agreement with NAM dated as of April 4, 2007, an Amended and Restated Custodian Agreement with State Street Bank and Trust Company dated as of February 25, 2005 and amended as of June 29, 2007, and a Transfer Agency and Service Agreement with State Street Bank and Trust Company dated as of October 7, 2006 and amended as of June 26, 2007, will enter into an Auction Agency Request and Acceptance Letter with the Bank of New York to be dated the Closing Date, incorporating the Nuveen Auction Agency Agreement Basic Terms for Acting as the Auction Agent, dated August 22, 2002 and such agreements are herein referred to as the "Management Agreement," the "Custodian Agreement," and the "Transfer Agency Agreement", the "Auction Agency Agreement", respectively, collectively, the "Fund Agreements." NAM has entered into an Investment Subadvisory Agreement with Santa Barbara dated as of June 19, 2007 (the "Santa Barbara Subadvisory Agreement") and an Investment Subadvisory Agreement with NWQ dated as of June 25, 2007 (the "NWQ Subadvisory Agreement" and together with the Santa Barbara Subadvisory Agreement, the "Subadvisory Agreements").

                  On June 20, 2007, Nuveen Investments, the parent of the Advisers, announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") to be acquired by an investor group majority-led by Madison Dearborn Partners, LLC. The consummation of the merger, which is expected to be completed by the end of the year, will be deemed to be an "assignment" (as defined in the 1940 Act) of the Management Agreement and the Subadvisory Agreements, and will result in the automatic termination of such agreements. On July 31, 2007, the Board of Trustees of the Fund approved a new Investment Management Agreement between the Fund and NAM (the "New Investment Management Agreement") and an Interim Investment Management Agreement between the Fund and NAM (the "Interim Management Agreement" and together with the New Investment Management Agreement, the "New Management Agreements"), a new Investment Subadvisory Agreement between NAM and Santa Barbara (the "New Santa Barbara Investment Subadvisory Agreement") and an Interim Investment Subadvisory Agreement between NAM and Santa Barbara (the "Interim Santa Barbara Subadvisory Agreement" and together with the New Santa Barbara Investment Subadvisory Agreement, the "New Santa Barbara Subadvisory Agreements"), a new Investment Subadvisory Agreement between NAM and NWQ (the "New NWQ Investment Subadvisory Agreement") and an Interim Investment Subadvisory Agreement between NAM and NWQ (the "Interim NWQ Subadvisory Agreement" and together with the New NWQ Investment Subadvisory Agreement, the "New NWQ Subadvisory Agreements") (the New Santa Barbara Subadvisory Agreements together with the New NWQ Subadvisory Agreements, the "New Subadvisory Agreements").

                  1. Representations and Warranties of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1.

                  (a) The Fund has prepared and filed with the Commission a registration statement (file numbers 333-144483 and 811-22058) on Form N-2, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), for registration under the Act and the 1940 Act of the offering and sale of the Securities. Such Registration Statement, including any amendments thereto filed prior to the Execution Time, has become effective. The Fund may have filed one or more amendments thereto, including a related preliminary prospectus (including the statement of additional information incorporated by reference therein), each of which has previously been furnished to you. The Fund will file with the Commission a final prospectus (including the statement of additional information incorporated by reference therein) in accordance with Rule 497. As filed, such final prospectus (including the statement of additional information incorporated by reference therein) shall contain all information required by the Act and the 1940 Act and the Rules and Regulations and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Fund has advised you, prior to the Execution Time, will be included or made therein.

                  (b) Each Preliminary Prospectus complied when filed with the Commission in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations, and the Preliminary Prospectus and the Rule 430A Information, when taken together as a whole, as of the Execution Time, do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from a Preliminary Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter specifically for inclusion therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof.

                  (c) On the Effective Date, the Registration Statement did, and when the Prospectus is first filed in accordance with Rule 497 and on the Closing Date (as defined herein), the Prospectus (and any supplements thereto) will, and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission did or will, comply in all material respects with the applicable requirements of the Act, the 1940 Act and the Rules and Regulations; on the Effective Date [and at the Execution Time], the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 497 and on the Closing Date, the Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Fund makes no representations or warranties as to the information contained in or omitted from the Registration Statement, or the Prospectus (or any supplement thereto), in reliance upon and in conformity with information furnished in writing to the Fund by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto), it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 9(b) hereof. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus.

                  (d) The Fund has been duly formed and is validly existing in good standing as a business trust under the laws of the Commonwealth of Massachusetts, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus (and any amendment or supplement to any of them) and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so register or to qualify does not have a material adverse effect on the condition (financial or other), business, properties, net assets or results of operations of the Fund. The Fund has no subsidiaries.

                  (e) The Fund's authorized equity capitalization is as set forth in each Preliminary Prospectus and the Prospectus; the capital shares of the Fund conform in all material respects to the description thereof contained in each Preliminary Prospectus and the Prospectus; all outstanding shares of beneficial interest of the Fund (the "Common Shares") have been duly and validly authorized and issued and are fully paid and nonassessable, except that, as set forth in the Registration Statement and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for its obligations of the Fund; the Securities have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable, except that, as set forth in the Registration Statement and the Prospectus, shareholders of a Massachusetts business trust may under certain circumstances be held personally liable for the obligations of the Fund; the certificates for the Securities are in valid and sufficient form; and, except as set forth in each Preliminary Prospectus and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Fund are outstanding.

                  (f) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497, has taken all required action under the Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Securities as contemplated by this Agreement.

                  (g) There are no agreements, contracts, indentures, leases, permits or other instruments that are required to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations; the statements in the Registration Statement, each Preliminary Prospectus and the Prospectus under the headings "Description of Shares," "Description of FundPreferred Shares," "The Auction," "Certain Provisions in the Declaration of Trust and By-Laws" and "Tax Matters" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal maters, agreements, documents or proceedings.

                  (h) The execution and delivery of, and the performance by the Fund of its obligations under, this Agreement, the Fund Agreements and the New Management Agreements have been duly and validly authorized by the Fund, and this Agreement and the Fund Agreements have been duly executed and delivered by the Fund and constitute, the valid and legally binding agreements of the Fund, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; and once duly executed and delivered by the Fund and NAM, and, in the case of the New Investment Management Agreement, approved by the shareholders of the Fund, the New Management Agreements will constitute the valid and legally binding agreements of the Fund, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against the Fund in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (i) The Fund is duly registered under the 1940 Act as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission. The Fund has not received any notice from the Commission pursuant to Section 8(e) of the 1940 Act with respect to the 1940 Act Notification or the Registration Statement.

                  (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Fund Agreements or the New Management Agreements, except such as have been made or obtained under the Act, the 1940 Act, the rules and regulations of the NASD and the NYSE, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in each Preliminary Prospectus and the Prospectus.

                  (k) Neither the issuance and sale of the Securities, the execution, delivery or performance of this Agreement or any of the Fund Agreements or the New Management Agreements, nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to, (i) the Declaration of Trust, the Statement or by-laws of the Fund, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Fund is a party or bound or to which its property is subject, or (iii) materially violates or will materially violate any material statute, law, rule, regulation, judgment, order or decree applicable to the Fund of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Fund or any of its properties.

                  (l) No holders of securities of the Fund have rights to the registration of such securities under the Registration Statement.

                  (m) The financial statements, together with related schedules and notes, included or incorporated by reference in each Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial condition and results of operations of the Fund as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the 1940 Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein); and the other financial and statistical information and data included in the Registration Statement, each Preliminary Prospectus and the Prospectus are accurately derived from such financial statements and the books and records of the Fund.

                  (n) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Fund or its property is pending or, to the best knowledge of the Fund, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions herein contemplated or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business, properties, net assets or results of operations of the Fund (other than as a result of a change in the financial markets generally), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus.

                  (o) The Fund owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

                  (p) The Fund is not in violation or default of any provision of its Declaration of Trust, the Statement or by-laws, (i) or in material violation of (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (iii) any material statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Fund or any of its properties.

                  (q) Since the date as of which information is given in each Preliminary Prospectus and Prospectus, except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business prospects, earnings, business or properties of the Fund, (other than as a result of a change in the financial markets generally) whether or not arising in the ordinary course of business and (ii) there have been no transactions entered into by the Fund which are material to the Fund other than those in the ordinary course of its business as described in each Preliminary Prospectus and the Prospectus (and any amendment or supplement thereto).

                  (r) Ernst & Young LLP, who have audited the financial statements of the Fund and delivered their report with respect to the audited financial statements included or incorporated by reference in the Registration Statement, each Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Fund within the meaning of the Act, the 1940 Act and the Rules and Regulations.

                  (s) The Fund has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Securities, will not distribute any offering material in connection with the offering and sale of the Securities other than the Registration Statement, each Preliminary Prospectus, the Prospectus or other materials permitted by the Act, the 1940 Act or the Rules and Regulations.

                  (t) All advertising, sales literature or other promotional material (including "prospectus wrappers", "broker kits", "road show slides" and "road show scripts"), whether in printed or electronic form, authorized in writing by or prepared by the Fund or the Advisers for use in connection with the offering and sale of the Securities (collectively, "sales material") complied and comply in all material respects with the applicable requirements of the Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and if required to be filed with the NASD under the NASD's conduct rules were provided to Simpson Thacher & Bartlett LLP, counsel for the Underwriters, for filing. No sales material contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (u) The Fund's trustees and officers errors and omissions insurance policy and its fidelity bond required by Rule 17g-1 of the 1940 Act Rules and Regulations are in full force and effect; the Fund is in compliance with the terms of such policy and fidelity bond in all material respects; and there are no claims by the Fund under any such policy or fidelity bond as to which any insurance company is denying liability or defending under a reservation of rights clause; the Fund has not been refused any insurance coverage sought or applied for; and the Fund has no reason to believe that it will not be able to renew its existing insurance coverage and fidelity bond as and when such coverage and fidelity bond expires or to obtain similar coverage and fidelity bond from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business, properties, net assets or results of operations of the Fund (other than as a result of a change in the financial markets generally), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

                  (v) The Fund possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and the Fund has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Fund (other than as a result of a change in the financial markets generally), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus.

                  (w) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that
         (i) transactions are executed in accordance with management's general or specific authorization and with the investment objectives, policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value, to maintain accountability for assets and to maintain material compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Fund employs "internal controls over financial reporting" (as such term is defined in Rule 30a-3 under the 1940 Act) and such internal controls over financial reporting are effective as required the 1940 Act and the 1940 Act Rules and Regulations. The Fund is not aware of any material weakness in its internal control over financial reporting.

                  (x) The Fund maintains "disclosure controls and procedures" (as such term is defined in Rule 30a-3 under the 1940 Act); such disclosure controls and procedures are effective as required under the 1940 Act and the 1940 Act Rules and Regulations.

                  (y) Except as stated in this Agreement and as described in the Preliminary Prospectus and the Prospectus, the Fund has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in violation of federal securities laws, in stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and the Fund is not aware of any such action taken or to be taken by any affiliates of the Fund.

                  (z) This Agreement, each of the Fund Agreements, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements complies in all material respects with all applicable provisions, the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations and the Fund's trustees and the Fund's sole shareholder have approved the Management Agreement and the Subadvisory Agreements in accordance with Sections 15 (a) and (c), respectively, of the 1940 Act.

                  (aa) Except as disclosed in each Preliminary Prospectus and the Prospectus, no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

                  (bb) The Fund intends to direct the investment of the proceeds of the offering of the Securities in such a manner as to comply with the requirements of Subchapter M of the Code.

                  (cc) The conduct by the Fund of its business (as described in each Preliminary Prospectus and the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license.

                  (dd) The Fund has filed all foreign, federal, state and local tax returns required to be filed or has properly requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Fund (other than as a result of a change in the financial markets generally), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of the Fund (other than as a result of a change in the financial markets generally), whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus; and the Fund has been and is currently in compliance with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

                  (ee) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Fund or sale by the Fund of the Securities.

                  (ff) Except as disclosed in the Registration Statement, each Preliminary Prospectus and the Prospectus, the Fund (i) does not have any material lending or other relationship with any bank or lending affiliate of Citigroup Global Markets Holdings Inc. and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of Citigroup Global Markets Holdings Inc.

                  (gg) There is and has been no failure on the part of the Fund and any of the Fund's trustees or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "Sarbanes-Oxley Act").

                  (hh) The Fund has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Federal Securities Laws (as that term is defined in Rule 38a-1 under the 1940
         Act) by the Fund, including policies and procedures that provide oversight of compliance by each investment adviser and transfer agent of the Fund.

                  (ii) The Fund will comply with the asset coverage requirements of the 1940 Act and the FundPreferred Shares Basic Maintenance Amount (as defined in the Statement) immediately after the issuance of the FundPreferred Shares and after giving effect to the issuance of the FundPreferred Shares.

                  Any certificate signed by any officer of the Fund and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Fund, as to matters covered therein, to each Underwriter.

                  2. Representations and Warranties of the Advisers. Each of NAM, Santa Barbara and NWQ, severally as to itself only and not jointly or as to any other party, represents and warrants to, and agrees with, each Underwriter as follows:

                  (a) Such Adviser has been duly formed and is validly existing in good standing under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify does not have a material adverse effect on the condition (financial or other), business, properties or results of operations of such Adviser.

                  (b) NAM is duly registered as an investment adviser under the Advisers Act and the NAM is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement, the New Management Agreements, the Subadvisory Agreements, and the New Subadvisory Agreements and Santa Barbara is duly registered as an investment adviser under the Advisers Act and Santa Barbara is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Santa Barbara Subadvisory Agreement and the New Santa Barbara Subadvisory Agreements and NWQ is duly registered as an investment adviser under the Advisers Act and NWQ is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the NWQ Subadvisory Agreement and the New NWQ Subadvisory Agreements, as contemplated by each Preliminary Prospectus and the Prospectus.

                  (c) NAM has full power and authority to enter into this Agreement, the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements and Santa Barbara has full power and authority to enter into this Agreement, the Santa Barbara Subadvisory Agreement and the

         New Santa Barbara Subadvisory Agreements and NWQ has full power and authority to enter into this Agreement, the NWQ Subadvisory Agreement and the New NWQ Subadvisory Agreements; the execution and delivery of, and the performance by NAM of its obligations under, this Agreement, the Management Agreement and the Subadvisory Agreements have been duly and validly authorized by NAM and the execution and delivery of, and the performance by Santa Barbara of its obligations under, this Agreement, the Santa Barbara Subadvisory Agreement and the New Santa Barbara Subadvisory Agreements, have been duly and validly authorized by Santa Barbara and the execution and delivery of, and the performance by NWQ of its obligations under, this Agreement, the NWQ Subadvisory Agreement and the New NWQ Subadvisory Agreements, have been duly and validly authorized by NWQ; and this Agreement, the Management Agreement and the Subadvisory Agreements have been duly executed and delivered by NAM and this Agreement, the Santa Barbara Subadvisory Agreement and the NWQ Subadvisory Agreement have been duly executed and delivered by Santa Barbara and NWQ, and each such agreement constitutes the valid and legally binding agreement of such Adviser, enforceable against such Adviser in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; once duly executed and delivered by the Fund and NAM, and, in the case of the New Investment Management Agreement, approved by the shareholders of the Fund, the New Management Agreements will constitute the valid and legally binding agreements of NAM, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against NAM in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of NAM's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; and, once duly executed and delivered by NAM, Santa Barbara and NWQ, and, in the case of the New Santa Barbara Investment Subadvisory Agreement and the New NWQ Subadvisory Agreement, approved by the shareholders of the Fund, the New Subadvisory Agreements will constitute the valid and legally binding agreements of such Adviser, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against such Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of such Adviser's obligations hereunder and thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles.

                  (d) Such Adviser has the financial resources available to it necessary for the performance of its services and obligations as contemplated in each Preliminary Prospectus and the Prospectus and under this Agreement, the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements, as applicable.

                  (e) The description of such Adviser and its business, and the statements attributable to such Adviser, in the Registration Statement, each Preliminary Prospectus and the Prospectus complied and comply in all material respects with the provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Adviser or its property is pending or, to the best knowledge of such Adviser, threatened that (i) is required to be described in each Preliminary Prospectus and the Prospectus that is not so described as required, (ii) could reasonably be expected to have a material adverse effect on the ability of such Adviser to fulfill its obligations hereunder or under the Management Agreement, the New Management Agreements, the Subadvisory Agreements or the New Subadvisory Agreements, as applicable or (iii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of such Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus; and there are no agreements, contracts, indentures, leases, permits or other instruments relating to such Adviser that are required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

                  (g) Since the date as of which information is given in each Preliminary Prospectus and the Prospectus, except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), business prospects, earnings, business or properties of such Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by such Adviser which are material to such Adviser other than those in the ordinary course of its business as described in each Preliminary Prospectus and the Prospectus.

                  (h) Such Adviser possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, and has not received any notice of proceedings relating to the revocation or modification of any such license, certificate, permit or authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), business prospects, earnings, business or properties of such Adviser, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus.

                  (i) This Agreement, the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements comply in all material respects with all applicable provisions of the 1940 Act, the 1940 Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

                  (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements, except such as have been made or obtained under the Act and the 1940 Act, the rules and regulations of the NASD and the NYSE, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in each Preliminary Prospectus and the Prospectus.

                  (k) Neither the execution, delivery or performance of this Agreement or the Management Agreement, the New Management Agreement, the Subadvisory Agreement and the New Subadvisory Agreements nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, conflict with, result in a breach or violation of, or imposition of any material lien, charge or encumbrance upon any property or assets of any Adviser pursuant to,
         (i) the Organizational Documents of such Adviser, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which such Adviser is a party or bound or to which its property is subject, or (iii) any material statute, law, rule, regulation, judgment, order or decree applicable to such Adviser of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over such Adviser or any of its properties.

                  (l) Except as stated in this Agreement and as described in the Preliminary Prospectus and the Prospectus, such Adviser has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in violation of federal securities laws, in stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, and such Adviser is not aware of any such action taken or to be taken by any affiliates of such Adviser.

                  (m) In the event that the Fund or such Adviser makes available any promotional materials related to the Securities or the transactions contemplated hereby intended for use only by registered broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, such Adviser will install and maintain or will cause to be installed and maintained, pre-qualification and password-protection or similar procedures which are reasonably designed to effectively prohibit access to such promotional materials by persons other than registered broker-dealers and registered representatives thereof.

                  Any certificate signed by any officer of such Adviser and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Adviser, as to matters covered therein, to each Underwriter.

                  3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Fund agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Fund, at a purchase price of $24,750 per share, the amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

                  4. Delivery and Payment. Delivery of and payment for the Securities shall be made at 10:00 AM, New York City time, on [ ], 2007 or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement between the Representatives and the Fund or as provided in Section 10 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Fund by wire transfer payable in same-day funds to an account specified by the Fund. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

                  5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

                  6. Agreements of the Fund and the Advisers. The Fund and the Advisers, jointly and severally, agree with the several Underwriters that:

                  (a) Prior to the termination of the offering of the Securities, the Fund will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Fund has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you object. The Fund will cause the Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 497 within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Fund will promptly advise the Representatives (i) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 497 or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information,
         (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any notice objecting to its use or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Fund of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Fund will use its reasonable best efforts to prevent the issuance of any such stop order or the occurrence of any such suspension or objection to the use of the Registration Statement and, upon such issuance, occurrence or notice of objection, to obtain as soon as possible the withdrawal of such stop order or relief from such occurrence or objection, including, if necessary, by filing an amendment to the Registration Statement or a new registration statement and using its reasonable best efforts to have such amendment or new registration statement declared effective as soon as practicable.

                  (b) If, at any time when a prospectus relating to the Securities is required to be filed or delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made at such time not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act, the 1940 Act and the Rules and Regulations, the Fund promptly will (i) notify the Representatives of any such event; (ii) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 6, an amendment or supplement which will correct such statement or omission or effect such compliance; and (iii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Fund will make generally available to its security holders and to the Representatives an earnings statement or statements of the Fund which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Fund will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

                  (e) In cooperation with the Underwriters, the Fund will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

                  (f) Except as provided in this Agreement, the Fund will not, without the prior written consent of Citigroup Global Markets Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Fund or any affiliate of the Fund or any person in privity with the Fund, directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any senior securities (as defined in the 1940 Act) other than the Securities or any securities convertible into, or exercisable, or exchangeable for, senior securities other than the Securities; or publicly announce an intention to effect any such transaction for a period of 180 days following the Execution Time, provided, however, that the Fund may issue and sell Common Shares pursuant to any dividend reinvestment plan of the Fund in effect at the Execution Time and provided that the Fund may issue senior securities representing indebtedness (as defined in the 1940 Act) as provided in the Preliminary Prospectus and Prospectus.

                  (g) The Fund will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act, and will use its reasonable best efforts to cause the Fund's trustees and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

                  (h) Except as stated in this Agreement and as described in the Preliminary Prospectus and the Prospectus, the Fund and the Advisers will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities, other than such actions as taken by the Underwriters that are affiliates of the Fund or the Adviser, so long as such actions are in material compliance with all applicable law.

                  (i) The Fund agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, the Prospectus and the 1940 Act Notification and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, any sales material and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Fund (iv) any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Agreement, any blue sky memorandum, dealer agreements and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings); (viii) the transportation and other expenses incurred by or on behalf of Fund representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Fund's accountants and the fees and expenses of counsel (including local and special counsel) for the Fund; (x) any expenses and fees for the cost of Ratings Agencies (as defined below); (xi) all other costs and expenses incident to the performance by the Fund of its obligations hereunder.

                  (j) The Fund will direct the investment of the net proceeds of the offering of the Securities in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in each Preliminary Prospectus and the Prospectus.

                  (k) The Fund will continue to comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

                  (l) The Fund and the Advisers will use their reasonable best efforts to perform all of the agreements required of them by this Agreement and discharge all conditions of theirs to closing as set forth in this Agreement.

                  (m) The Fund will cause the Securities, prior to the Closing Date, to be assigned a rating of 'AAA' by Standard & Poor's Ratings Services ("S&P") and 'Aaa" by Moody's Investors Service, Inc. ("Moody's", together with S&P, the "Rating Agencies").

                  (n) The Fund will furnish to you (i) a certificate showing compliance with the asset coverage requirements of the 1940 Act as of the Closing Date and (ii) a certificate with respect to the calculation of the FundPreferred Shares Basic Maintenance Amount (as defined in the Statement) as of a date within seven business days after the Closing Date, each in form and substance satisfactory to you. Each such certificate shall assume the receipt of net proceeds from the sale of the Securities.

                  7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Fund and the Advisers contained herein as of the Execution Time, the Closing Date, to the accuracy of the statements of the Fund and the Advisers made in any certificates pursuant to the provisions hereof, to the performance by the Fund or the Advisers of their obligations hereunder or to the satisfaction of the Representatives' waiver in writing of the following additional conditions:

                  (a) The Prospectus any supplements thereto have been filed in the manner and within the time period required by Rule 497; and no stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Fund, the Advisers or any Underwriter, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with in all material respects.

                  (b) The Fund shall have requested and caused Vedder, Price, Kaufman & Kammholz, P.C., special counsel for the Fund, to have furnished to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           (i) The Fund (i) has been formed and is validly
                  existing under the Fund's Declaration and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest, commonly referred to as a "Massachusetts business trust," (ii) is in good standing with the Secretary of the Commonwealth of Massachusetts, and (iii) has full power and authority as a business trust to own, lease and operate its properties and to conduct its business, in each case as described in the Preliminary Prospectus and the Prospectus;

                           (ii) The Securities have been duly authorized by the
                  Fund for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held liable for its obligations, and are free of any statutory preemptive rights. Except as set forth in the Declaration and the Statement, as of the date hereof, there are no restrictions upon the transfer of any Securities pursuant to the Declaration of Trust or By-Laws of the Fund or, to the best knowledge of such counsel, any agreement or other outstanding instrument to which the Fund is a party; and the Specimen Share Certificate complies as to form with all requirements of Massachusetts law;

                           (iii) The description of the authorized shares of
                  beneficial interest of the Fund contained under the caption "Description of Common Shares" in the Preliminary Prospectus and the Prospectus conforms in all material respects as to legal matters to the terms thereof contained in the Declaration of Trust. The statements in the first two paragraphs under the caption "Certain Provisions in the Declaration of Trust" in the Prospectus, to the extent that they constitute descriptions of Massachusetts law, are in summary form accurate in all material respects. The description of the Securities contained under the captions "Description of FundPreferred Shares" and "The Auction" in the Preliminary Prospectus and the Prospectus conforms in all material respects as to legal matters to the terms thereof contained in the Declaration of Trust and the Statement;

                           (iv) The Outstanding Common Shares, as defined in the
                  Bingham McCutchen Opinion, have been duly authorized by the Fund and validly issued, are fully paid and nonassessable, except that, as set forth in the Registration Statement, shareholders of a Massachusetts business trust may under certain circumstances be held liable for its obligations, and are free of any statutory preemptive rights;

                           (v) The Registration Statement is effective under the
                  1933 Act and was filed under the 1940 Act; any required filing of the Prospectus pursuant to Rule 497 of the 1933 Act Rules and Regulations has been made within the time periods required by Rule 497; no stop-order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and to the best of such counsel's knowledge, no proceeding for any such purpose has been instituted or is pending or threatened in writing by the Commission;

                           (vi) The Fund's 1940 Act Notification, the
                  Registration Statement and the Prospectus and each amendment or supplement to the Registration Statement and the Prospectus as of their respective issue dates (except the financial statements and other financial data contained therein, as to which such counsel express no opinion) comply as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations;

                           (vii) The statements made in the Preliminary
                  Prospectus and the Prospectus under the captions "The Auction" and "Description of FundPreferred Shares" insofar as they purport to summarize the provisions of the Statement or other documents or agreements specifically referred to therein, constitute accurate summaries of the terms of the Statement or such other documents, in all material respects;

                           (viii) The statements made in the Preliminary
                  Prospectus and the Prospectus under the captions "Prospectus Summary--Federal Income Taxes" and "Federal Income Tax Matters," insofar as they constitute matters of law or legal conclusions with respect thereto, have been reviewed by such counsel and constitute accurate statements of any such matters of law or legal conclusions, and fairly present the information called for with respect thereto by Form N-2, in all material respects;

                           (ix) Based solely on a review of our litigation
                  docket, there are no legal or governmental proceedings pending or threatened in writing against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus, but are not described therein as required;

                           (x) To the best of such counsel's knowledge, there
                  are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act, the 1940 Act or the Rules and Regulations.

                           (xi) Each of the New Management Agreements have been
                  duly authorized and validly authorized by the Fund and this Agreement and the Fund Agreements have each been duly and validly authorized, executed and delivered by the Fund, each of the Fund Agreements and the New Management Agreements complies with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the rules and regulations thereunder, and each of the Fund Agreements constitutes the valid and binding agreement of the Fund, enforceable against the Fund in accordance with its terms;

                           (xii) Each of the Subadvisory Agreements and the New
                  Subadvisory Agreements complies with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations and the Advisers Act and the rules and regulations thereunder;

                           (xiii) The Fund is registered under the 1940 Act as a
                  closed-end non-diversified management investment company; the provisions of the Declaration of Trust, the Statement and By-Laws of the Fund and the investment policies and restrictions described in the Preliminary Prospectus and the Prospectus do not violate the requirements of the 1940 Act in any material respect;

                           (xiv) None of the issuance and sale of the Securities
                  by the Fund pursuant to this Agreement, the execution and delivery of this Agreement or any of the Fund Agreements by the Fund, or the performance by the Fund of its agreements under this Agreement or any of the Fund Agreements or any of the New Management Agreements (A) requires any consent, approval, authorization or other order of or registration or filing with, the Commission, the National Association of Securities Dealers, Inc., or any national securities exchange, or governmental body or agency, or arbitrator or court of the United States of America, State of Illinois or the Commonwealth of Massachusetts (except (1) the absence of which, either individually or in the aggregate, would not have a material adverse effect on the Fund; (2) such as may have been obtained prior to the date hereof; and (3) such as may be required for compliance with the New York Stock Exchange or state securities or Blue Sky laws of various jurisdictions in accordance with this Agreement) or (B) violates or will violate or constitutes or will constitute a breach of any of the provisions of the Declaration of Trust, the

                  Statement, By-Laws or other organizational documents of the Fund or (C) violates or will violate or constitutes or will constitute a breach of, or a default under, any material agreement, indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument known to us to which the Fund is party or by which it or any of its properties may be bound, or violates any existing material United States of America, State of Illinois or the Commonwealth of Massachusetts statute, law, regulation (assuming compliance with all applicable state securities and Blue Sky laws), or judgment, injunction, order or decree known to us and applicable to the Fund or any of its properties, or will result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of the Fund pursuant to the terms of any agreement or instrument known to us to which the Fund is a party or by which it or any of its property or assets is bound. To the best of our knowledge, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency of the United States of America, the State of Illinois or the Commonwealth of Massachusetts; and

                           (xiv) No holder of any security of the Fund has any
                  right pursuant to any agreement known to us to which the Fund is a party to require registration of shares of beneficial interest, the Securities or any other security of the Fund because of the filing of the Registration Statement or consummation of the transactions contemplated by this Agreement.

         Such counsel shall also state that although counsel has not undertaken, except as otherwise indicated in their opinion, to determine independently and does not assume any responsibility for, the accuracy or completeness of the statements contained in the Registration Statement, the Preliminary Prospectus and the Prospectus, such counsel has participated in the preparation of the Registration Statement, Preliminary Prospectus and the Prospectus, including review and discussion of the contents thereof, and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement, at the time the Registration Statement became effective or each of the Preliminary Prospectus, as of the time of the pricing of the offering of the Securities on [ ], 2007 and the Prospectus, as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus and the Prospectus, in the light of the circumstances under which they were made) not misleading or that any amendment or supplement to the Prospectus, as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no view with respect to the financial statements and the notes thereto and the schedules and other financial and statistical data included in, or omitted from, the Registration Statement, the Preliminary Prospectus or the Prospectus).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Illinois or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of Bingham McCutchen LLP or other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Fund and public officials. References to the Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

                  (c) You shall have received on the Closing Date an opinion of Gifford R. Zimmerman, Managing Director, Assistant Secretary and Associate General Counsel of NAM, or Kevin J. McCarthy, Vice President and Secretary of NAM, dated the Closing Date and addressed to the Representatives, to the effect that:

                      (i) NAM has been duly incorporated and is validly existing in good standing as a corporation under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify does not have a material adverse effect on the condition (financial or other), business, properties or results of operations of NAM;

                      (ii) NAM is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements as contemplated by each Preliminary Prospectus and the Prospectus;

                      (iii) NAM has full corporate power and authority to enter into this Agreement, the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements;

                      (iv) This Agreement has been duly authorized, executed and delivered by NAM;

                      (v) The New Management Agreements and the New Subadvisory Agreements have been duly authorized by NAM; the Management Agreement and the Subadvisory Agreements have been duly authorized, executed and delivered by NAM and the Management Agreement and the Subadvisory Agreements are each a valid and legally binding agreement of NAM, assuming due authorization, execution and delivery by the other parties thereto, enforceable against NAM in accordance with its terms subject to the qualification that the enforceability of NAM's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; once duly executed and delivered by the Fund and NAM, and, in the case of the New Investment Management Agreement, approved by the shareholders of the Fund, the New Management Agreements will constitute the valid and legally binding agreements of

         NAM, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against NAM in accordance with their terms subject to the qualification that the enforceability of NAM's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; and once duly executed and delivered by NAM, Santa Barbara and NWQ, and, in the case of the New Santa Barbara Investment Subadvisory Agreement and the New NWQ Subadvisory Agreement, approved by the shareholders of the Fund, the New Subadvisory Agreements will constitute the valid and legally binding agreements of NAM, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against NAM in accordance with their terms subject to the qualification that the enforceability of NAM's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                      (vi) This Agreement, the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

                      (vii) Neither the execution or delivery of this Agreement, the Management Agreement, the New Management Agreements, the Subadvisory Agreements or the New Subadvisory Agreements nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, result in a breach or violation of, or imposition of any material lien, charge or encumbrance upon any property or assets of NAM pursuant to, (i) the Organizational Documents of NAM, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which NAM is a party or bound or to which its property is subject that is known to such counsel after reasonable inquiry or (iii) any material statute, law, rule, regulation, judgment, order or decree that is known to such counsel after reasonable inquiry applicable to the Adviser of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over NAM or any of its properties;

                      (viii) The description of NAM and its business in each Preliminary Prospectus and the Prospectus complies in all material respects with the provisions of the Act, the 1940 Act and the Rules and Regulations;

                      (ix) To the best of such counsel's knowledge after reasonable inquiry, other than as described or contemplated in the Preliminary Prospectus or the Prospectus, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Adviser or its property required to be disclosed in the Registration Statement which is not adequately disclosed in each Preliminary Prospectus and the Prospectus, and there are no agreements, contracts, indentures, leases, permits or other instruments required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required;

                      (x) NAM owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary to carry on its business as contemplated in the Preliminary Prospectus and the Prospectus;

                      (xi) No material consent, approval, authorization, filing with or order of any court or governmental agency or body is required on the part of NAM in connection with the transactions contemplated herein or in the Management Agreement, the New Management Agreements, the Subadvisory Agreements and the New Subadvisory Agreements, except such as have been made or obtained or as may be required under the Act, the 1940 Act and the Advisers Act, the rules and regulations of the NASD and the NYSE and under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and each Preliminary Prospectus; and

                      (xii) Although such counsel has not undertaken, except as otherwise indicated herein, to determine independently, and such counsel does not assume any responsibility for, the accuracy and completeness of the statements in the Registration Statement, the Preliminary Prospectus and the Prospectus, such counsel and other members of the legal department have participated in the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus, including review and discussion of the contents thereof, and nothing has come to such counsel's attention that has caused such counsel to believe that (a) the Registration Statement, at the time it became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Preliminary Prospectus as of the time of the pricing of the offering of the Securities, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and the notes thereto and other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of NAM and public officials. References to the Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

                  (d) You shall have received on the Closing Date an opinion of John L. MacCarthy, Senior Vice President and General Counsel of Nuveen Investments, Inc. as counsel for Santa Barbara, dated the Closing Date and addressed to the Representatives, to the effect that:

                        (i) Santa Barbara has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify does not have a material adverse effect on the condition (financial or other), business, properties or results of operations of Santa Barbara;

                        (ii) Santa Barbara is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Santa Barbara Subadvisory Agreement or the New Santa Barbara Subadvisory Agreements as contemplated by each Preliminary Prospectus and the Prospectus;

                        (iii) Santa Barbara has full power and authority to enter into this Agreement, the Santa Barbara Subadvisory Agreement and the New Santa Barbara Subadvisory Agreements;

                        (iv) This Agreement has been duly authorized, executed and delivered by Santa Barbara;

                        (v) The New Santa Barbara Subadvisory Agreements have been duly authorized by Santa Barbara; the Santa Barbara Subadvisory Agreement has been duly authorized, executed and delivered by Santa Barbara and the Santa Barbara Subadvisory Agreement is a valid and legally binding agreement of Santa Barbara, and assuming due authorization, execution, and delivery by the other parties thereto, enforceable against Santa Barbara in accordance with its terms subject to the qualification that the enforceability of Santa Barbara's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; and once duly executed and delivered by Santa Barbara and NAM, and, in the case of the New Santa Barbara Investment Subadvisory Agreement, approved by the shareholders of the Fund, the New Santa Barbara Subadvisory Agreements will constitute the valid and legally binding agreements of Santa Barbara, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against Santa Barbara in accordance with their terms subject to the qualification that the enforceability of Santa Barbara's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                        (vi) This Agreement, the Santa Barbara Subadvisory Agreement and the New Santa Barbara Subadvisory Agreements comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

                        (vii) Neither the execution or delivery of this Agreement, the Santa Barbara Subadvisory Agreement or the New Santa Barbara Subadvisory Agreements nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof result in a breach or violation of, or imposition of any material lien, charge or encumbrance upon any property or assets of Santa Barbara pursuant to, (i) the Organizational Documents of Santa Barbara, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which Santa Barbara is a party or bound or to which its property is subject that is known to such counsel after reasonable inquiry, or (iii) any material statute, law, rule, regulation, judgment, order or decree that is known to such counsel after reasonable inquiry applicable to Santa Barbara of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over Santa Barbara or any of its properties;

                        (viii) The description of Santa Barbara and its business in each Preliminary Prospectus and the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

                        (ix) To the best of such counsel's knowledge after reasonable inquiry, other than as described or contemplated in the Preliminary Prospectus or the Prospectus, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Santa Barbara or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in each Preliminary Prospectus or the Prospectus, and there are no agreements, contracts, indentures, leases, permits or other instruments of a character required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required;

                        (x) Santa Barbara owns, possess or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary to carry on its business as contemplated in the Preliminary Prospectus and the Prospectus;

                        (xi) No material consent, approval, filing with or order of any court or governmental agency or body is required on the part of Santa Barbara in connection with the transactions contemplated herein or in the Santa Barbara Subadvisory Agreement and the New Santa Barbara Subadvisory Agreements except such as have been made or obtained under the Act, the 1940 Act and the Advisers Act, the rules and regulations of the NASD and the NYSE and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the

         Underwriters in the manner contemplated in this Agreement and in each Preliminary Prospectus and the Prospectus; and

                        (xii) Although such counsel has not undertaken, except as otherwise indicated herein, to determine independently, and such counsel does not assume any responsibility for, the accuracy and completeness of the statements in the Registration Statement, the Preliminary Prospectus and the Prospectus, such counsel has participated in the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus, including review and discussion of the contents thereof, and nothing has come to such counsel's attention that has caused such counsel to believe that (a) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Preliminary Prospectus as of the time of the pricing of the offering of the Securities, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Santa Barbara and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

                  (e) You shall have received on the Closing Date an opinion of John L. MacCarthy, Senior Vice President and General Counsel of Nuveen Investments, Inc. as counsel for NWQ, dated the Closing Date and addressed to the Representatives, to the effect that:

                      (i) NWQ has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in each Preliminary Prospectus and the Prospectus, and is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to so qualify does not have a material adverse effect on the condition (financial or other), business, properties or results of operations of NWQ;

                      (ii) NWQ is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the

         Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the NWQ Subadvisory Agreement or the New NWQ Subadvisory Agreements as contemplated by each Preliminary Prospectus and the Prospectus;

                      (iii) NWQ has full power and authority to enter into this Agreement, the NWQ Subadvisory Agreement and the New NWQ Subadvisory Agreements;

                      (iv) This Agreement has been duly authorized, executed and delivered by NWQ;

                      (v) The New NWQ Subadvisory Agreements have been duly authorized by NWQ; the NWQ Subadvisory Agreement has been duly authorized, executed and delivered by NWQ and the NWQ Subadvisory Agreement is a valid and legally binding agreement of NWQ, and assuming due authorization, execution and delivery by the other parties thereto, enforceable against NWQ in accordance with its terms subject to the qualification that the enforceability of NWQ's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles; and once duly executed and delivered by NWQ and NAM, and, in the case of the New NWQ Investment Subadvisory Agreement, approved by the shareholders of the Fund, the New NWQ Subadvisory Agreements will constitute the valid and legally binding agreements of NWQ, assuming due authorization, execution and delivery thereof by the other parties thereto, enforceable against NWQ in accordance with their terms subject to the qualification that the enforceability of NWQ's obligations thereunder may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles;

                      (vi) This Agreement and the NWQ Subadvisory Agreement comply in all material respects with all applicable provisions of the Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations;

                      (vii) Neither the execution or delivery of this Agreement, the NWQ Subadvisory Agreement or the New NWQ Subadvisory Agreements nor the consummation of the transactions herein or therein contemplated, nor the fulfillment of the terms hereof or thereof, result in a breach or violation of, or imposition of any material lien, charge or encumbrance upon any property or assets of NWQ pursuant to, (i) the Organizational Documents of NWQ, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which NWQ is a party or bound or to which its property is subject that is known to such counsel after reasonable inquiry, or
         (iii) any material statute, law, rule, regulation, judgment, order or decree that is known to such counsel after reasonable inquiry applicable to NWQ of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over NWQ or any of its properties;

                      (viii) The description of NWQ and its business in each Preliminary Prospectus and the Prospectus complies in all material respects with all requirements of the Act, the 1940 Act and the Rules and Regulations;

                      (ix) To the best of such counsel's knowledge after reasonable inquiry, other than as described or contemplated in the Preliminary Prospectus or the Prospectus, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving NWQ or its property of a character required to be disclosed in the Registration Statement which is not adequately disclosed in each Preliminary Prospectus or the Prospectus, and there are no agreements, contracts, indentures, leases, permits or other instruments of a character required to be described in the Registration Statement, each Preliminary Prospectus or the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required;

                      (x) NWQ owns, possesses or has obtained and currently maintains all governmental licenses, permits, consents, orders, approvals and other authorizations as are necessary to carry on its business as contemplated in the Preliminary Prospectus and the Prospectus;

                      (xi) No material consent, approval, filing with or order of any court or governmental agency or body is required on the part of NWQ in connection with the transactions contemplated herein or in the NWQ Subadvisory Agreement and the New NWQ Subadvisory Agreements, except such as have been made or obtained under the Act, the 1940 Act and the Advisers Act, the rules and regulations of the NASD and the NYSE and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in each Preliminary Prospectus and the Prospectus; and

                      (xii) Although such counsel has not undertaken, except as otherwise indicated herein, to determine independently, and such counsel does not assume any responsibility for, the accuracy and completeness of the statements in the Registration Statement, the Preliminary Prospectus and the Prospectus, such counsel has participated in the preparation of the Registration Statement, the Preliminary Prospectus and the Prospectus, including review and discussion of the contents thereof, and nothing has come to such counsel's attention that has caused such counsel to believe that (a) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Preliminary Prospectus as of the time of the pricing of the offering of the Securities, included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (c) the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of NWQ and public officials. References to the Prospectus in this paragraph (d) shall also include any supplements thereto at the Closing Date.

                  (f) The Representatives shall have received from Simpson Thacher & Bartlett LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Preliminary Prospectus and the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Fund and the Advisers shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (g) Each of the Fund and the Advisers shall have furnished to the Representatives a certificate, signed by the President, Managing Director or Vice President and the Controller, Treasurer, Assistant Treasurer, Chief Financial Officer or Chief Accounting Officer of each of the Fund and the Advisers, as the case may be, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, each Preliminary Prospectus and the Prospectus, any amendments or supplements thereto and this Agreement and that:

                      (i) The representations and warranties of the Fund or the Advisers, as the case may be, in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Fund or the Advisers, as the case may be, have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date (to the extent not waived in writing by the Representatives);

                      (ii) No stop order suspending the effectiveness of the Registration Statement or any notice objecting to its use has been issued and no proceedings for that purpose have been instituted or, to the Fund's or each of the Adviser's knowledge, as the case may be, threatened; and

                      (iii) Since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto) (with respect to the certificate of the Fund) and since the date of the Prospectus (exclusive of any supplements thereto) (with respect to the certificates of the Advisers), there has been no material adverse effect on the condition (financial or otherwise), business prospects, earnings, business, properties, net assets or results of operations of the Fund or each of the Advisers, as the case may be, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus.

                  (h) The Fund shall have requested and caused Ernst & Young LLP to have furnished to the Representatives, at the Execution Time and at the Closing Date, letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the 1940 Act and the Rules and Regulations and stating in effect that:

                      (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement, Preliminary Prospectus and the Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act, the 1940 Act and the Rules and Regulations; and

                      (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Fund) set forth in the Registration Statement, each Preliminary Prospectus and the Prospectus, including the information set forth under the captions "Summary of Fund Expenses" in the Prospectus, agrees with the accounting records of the Fund, excluding any questions of legal interpretation.

                  References to the Preliminary Prospectus and the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

                  (i) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), business prospects, earnings, business, properties, net assets or results of operations of the Fund (other than as a result of a change in the financial markets generally) and each of the Advisers, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), each Preliminary Prospectus and the Prospectus (exclusive of any supplement thereto).

                  (j) The Fund shall have delivered to the Representatives evidence satisfactory to the Representatives that the shares are rated 'AAA' by S&P and 'Aaa' by Moody's as of the Closing Date, and there shall not have been given any notice of any intended or potential downgrading or of any review for potential downgrading, in the rating accorded to the Securities by either Rating Agency.

                  (k) Prior to the Closing Date, the Fund and the Advisers shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (l) If any of the conditions specified in this Section 7 shall not have been fulfilled when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Fund in writing or by telephone or facsimile confirmed in writing.

                  (m) The documents required to be delivered by this Section 7 shall be delivered at the office of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, at 425 Lexington Avenue, New York, New York 10017, on the Closing Date.

                  8. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied, or because of any refusal, inability or failure on the part of the Fund or the Advisers to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Advisers will reimburse the Underwriters severally through Citigroup Global Markets Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  9. Indemnification and Contribution. (a) The Fund and the Advisers, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof (and including any post-effective amendment, any Rule 462(b) Registration Statement and any Rule 430A Information deemed to be included or incorporated therein), or in any Preliminary Prospectus, the Prospectus, any sales material or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Fund and the Advisers will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Fund and the Advisers by or on behalf of any Underwriter through the

Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Fund and the Advisers may otherwise have.

         (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless each of the Fund and the Advisers, each of its directors, trustees, each of its officers who signs the Registration Statement, and each person who controls the Fund or the Advisers within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Fund and the Advisers to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Fund or the Advisers by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Fund and the Advisers acknowledge that the statements set forth in the last paragraph of the cover page regarding delivery of the Securities and, under the heading "Underwriting", (i) the list of Underwriters and their respective participation in the sale of the Securities (ii) the sentences related to concessions and reallowances and (iii) the statements set forth under the sub-heading "Securities and Exchange Commission Settlements" constitute the only information furnished in writing by or on behalf of the several Underwriters specifically for inclusion in any Preliminary Prospectus or the Prospectus. The parties acknowledge that any indemnification of the Underwriters by the Fund will be subject to the requirements of Section 17(i) of the 1940 Act.

         (c) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a), (b) or
(c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Fund, the Advisers and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Fund, the Advisers and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Advisers on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Fund, the Advisers and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Fund and the Advisers on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Fund and the Advisers shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by the Fund, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Fund and the Advisers on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Fund, the Advisers and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Fund or the Advisers within the meaning of either the Act or the Exchange Act, each officer of the Fund and the Advisers who shall have signed the Registration Statement and each director (or, with respect to the Fund, trustee) of the Fund and the Advisers shall have the same rights to contribution as the Fund and the Advisers, subject in each case to the applicable terms and conditions of this paragraph (d).

                  10. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in
Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Fund or the Advisers. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Fund and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  11. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, without liability on the part of the Underwriters to the Fund or the Advisers, by notice given to the Fund or the Advisers prior to delivery of and payment for the Securities, if at any time prior to such time (a) trading in the Fund's Common Shares shall have been suspended by the Commission or the NYSE or trading in securities generally on the NYSE shall have been suspended or limited or minimum prices shall have been established on the NYSE, (b) a banking moratorium shall have been declared either by Federal or New York State authorities or (c) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by each Preliminary Prospectus or the Prospectus (exclusive of any supplement thereto).

                  12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each of the Fund and the Advisers or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Fund or the Advisers or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

                  13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the

General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; if sent to the Fund or NAM, will be mailed, delivered or telefaxed to the Fund (fax no.: (312) 917-7952) and confirmed to the General Counsel at 333 West Wacker Drive, Chicago, Illinois 60606; if sent to Santa Barbara, will be mailed, delivered or telefaxed to (fax no.: (805) 965-1578) and confirmed to the President at 200 E. Carrillo Street, Suite 300, Santa Barbara, California 93101; or if sent to NWQ, will be mailed, delivered or telefaxed to (fax no.: (310) 712-4100) and confirmed to the Vice President at 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

                  14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in
Section 9 hereof, and no other person will have any right or obligation hereunder.

                  15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                  16. Waiver of Jury Trial. Each of the Fund and Advisers and the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

                  17. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  18. Integration. This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Fund, the Advisers and the Underwriters, or any of them, with respect to the subject matter thereof.

                  19. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  20. No Fiduciary Duty. Each of the Fund and Advisers hereby acknowledges that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm's-length commercial transaction between the Fund and Advisers, on the one hand, and the Underwriters and any affiliate, through which they may be acting, on the other, (b) the Underwriters are acting as principal and not as an agent or fiduciary of the Fund or Advisers and (c) the Fund's and Advisers' engagement of the Underwriters in connection with the offering and the process leading up to the offering is as independent contractors and not in any other capacity. Furthermore, each of the Fund and Advisers agrees that it is solely responsible for making its own judgments in connection with the offering (irrespective of whether any of the Underwriters has advised or is currently advising the Fund or Advisers on related or other matters). Each of the Fund and Advisers agrees that it will not claim that the Underwriters have rendered advisory services of any nature or respect or owe an agency, fiduciary or similar duty to the Fund or Advisers, in connection with such transaction or the process leading thereto.

                  21. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

                  "1940 Act Rules and Regulations" shall mean the rules and regulations of the Commission under the 1940 Act.

                  "1940 Act Notification" shall mean a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A, as the 1940 Act Notification may be amended from time to time.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Act.

                  "Advisers Act" shall mean the Investment Advisers Act of 1940, as amended.

                  "Advisers Act Rules and Regulations" shall mean the rules and regulations of the Commission under the Advisers Act.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

                  "Commission" shall mean the Securities and Exchange
         Commission.

                  "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "NASD" shall mean the National Association of Securities Dealers, Inc.

                  "NYSE" shall mean the New York Stock Exchange.

                  "Organizational Documents" shall mean (a) in the case of a corporation, its charter and by-laws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a trust, its agreement and declaration of trust, certificate of trust, certificate of formation or similar organizational document and its trust agreement, bylaws or other similar document; and (d) in the case of any other entity, the organizational and governing documents of such entity, in each case as may be amended from time to time.

                  "Preliminary Prospectus" shall mean the preliminary prospectus (including the statement of additional information incorporated by reference therein) dated [ ], 2007 and any preliminary prospectus (including the statement of additional information incorporated by reference therein) included in the Registration Statement at the Effective Date that omits Rule 430A Information.

                  "Prospectus" shall mean the prospectus (including the statement of additional information incorporated by reference therein) relating to the Securities that is first filed pursuant to Rule 497 after the Execution Time.

                  "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements and any prospectus supplement relating to the Securities that is filed with the Commission pursuant to Rule 497 and deemed part of such registration statement pursuant to Rule 430A, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

                  "Rule 497" refers to Rule 497(c) or 497(h) under the Act, as applicable.

                  "Rules and Regulations" shall mean, collectively, the Act Rules and Regulations and the 1940 Act Rules and Regulations.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Fund, the Advisers and the several Underwriters.


                                    Very truly yours,

                                    NUVEEN TAX-ADVANTAGED DIVIDEND GROWTH FUND


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    NUVEEN ASSET MANAGEMENT


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                    SANTA BARBARA ASSET MANAGEMENT, LLC


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:



                                    NWQ INVESTMENT MANAGEMENT COMPANY, LLC


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.



Citigroup Global Markets Inc.
A.G. Edwards & Sons, Inc.
Nuveen Investments, LLC

      By: Citigroup Global Markets Inc.

      By:
          ---------------------------------------------
          Name:
          Title:

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                        UNDERWRITERS                                   NUMBER OF SHARES OF SERIES T
                        ------------                                   ----------------------------
Citigroup Global Markets Inc.
A.G. Edwards & Sons, Inc.
Nuveen Investments, LLC






                        UNDERWRITERS                                   NUMBER OF SHARES OF SERIES T
                        ------------                                   ----------------------------




         TOTAL